1.     LEASE  SCHEDULE

1.     Date  of  Lease:     May  10,  1999

2.     Landlord:     Rolling  Meadows  Associates,  L.L.C.,  an Illinois limited liability  company

3.     Tenant:     SunCom Telecommunications, Inc., a company incorporated under the federal laws of Canada whose name is being changed to VirtualSellers.com.Inc., a company incorporated under the federal laws of Canada

4.     Property:     3005  and  3075  Tollview  Drive, Rolling Meadows, Illinois

5.     Premises:     3075  Tollview  Drive,  Rolling  Meadows,  Illinois

6.     Purpose:     General  corporate  offices  only,  provided  same  is  in compliance with all zoning and land use regulations and covenants and restrictions of record.

7.     Lease  Term:     Five  (5)  years  and zero (0) months, beginning June 1,
1999  ("Commencement  Date")  and  ending  May  31,  2004.

8.     Area  of  Premises  in  rentable  square feet ("r.s.f."):   Approximately
20,000

9.     Jurisdiction in which the Property is located:   City of Rolling Meadows,
County  of  Cook,  State  of  Illinois

10.     Tenant's  Share:Sixty-One  (61%)  Percent

11.     Annual  Base  Rent  in  U.S.  Dollars:

1ST  Year  -     $220,000.00     4TH  Year  -     $250,000.00
2ND  Year  -     $230,000.00     5TH  Year  -     $260,000.00
3RD  Year  -     $240,000.00

12.     Monthly  Base  Rent  in  U.S.  Dollars:

1ST  Year  -     $18,333.33     4TH  Year  -     $20,833.33
2ND  Year  -     $19,166.67     5TH  Year  -     $21,666.67
3RD  Year  -     $20,000.00

13.     Address  for  Purpose  of  Notice:

Landlord: Meadows Associates, L.L.C., 875 North Michigan Avenue, Suite 3840, Chicago, IL 60611 Attn: Richard M. Perlman

With a copy to: Lawrence M. Freedman, Ash, Anos, Freedman & Logan, L.L.C., 77 West Washington Street, Suite 1211, Chicago, IL 60602, Fax No: (312) 346-7847.

Tenant: c/o Dennis Sinclair, President, SunCom Telecommunications, Inc./VirtualSellers.com.Inc., 120 North LaSalle Street, Suite 1000, Chicago, IL 60601

14.     Security  Deposit:          None

15.     Brokers:               Lancelot  Equities, Inc. and Integrated Financial
Corp.

16. Special Provisions: The rent due for the first year of the Term shall be paid by Tenant to Landlord in the form of the issuance of Three Million (3,000,000) shares of common stock in Tenant, in the form of one or more stock certificates to be attached hereto as Appendix "A" pursuant to a subscription agreement to be executed by the parties as approved by counsel therefor prior to commencement of the Lease Term. Said stock shall be deemed payment of Base Rent, Taxes, and Property Operating Costs due from Tenant for the first year of the Term only. Tenant shall be responsible for payment of all utilities relating to the Premises and Premises Operating Costs during the entirety of the Lease Term.

Commencing with the second year through the duration of the Lease Term, Tenant will pay all Base Rent, Taxes, Premises Operating Costs and Property Operating Costs and all other charges required to be paid by Tenant pursuant to the terms of the Lease, including all utilities relating to the Premises.

17. Parking: Tenant is permitted the right to use on a non-exclusive basis all parking at the Property with tenants of the building at 3005 Tollview Drive, Rolling Meadows, Illinois.

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                                      LEASE

          THIS LEASE MADE and entered into as of the date set forth on the Lease Schedule as Date of Lease, which Lease Schedule is appended to this Lease and is specifically incorporated by reference herein, by and between the Landlord and Tenant as set forth in the Lease Schedule.

                              W I T N E S S E T H:

                                     Demise

     A. Landlord does hereby lease to Tenant and Tenant hereby lets from Landlord, the Premises set forth in the Lease Schedule, which are comprised of that certain building located as denoted as the Premises Address in the Lease Schedule. The building and the real estate on which it is located comprising the Premises, in addition to the sister building, having an address of 3005 Tollview Drive, Rolling Meadows, Illinois and all common areas affecting both buildings, are hereinafter referred to as the "Property". Landlord makes no representations or warranties as to the useable or rentable square footage of the Premises.

     B. Such letting and hiring is upon and subject to the terms, covenants and conditions herein set forth and Tenant and Landlord covenant as a material part of the consideration for this Lease to keep and perform each and all of said terms, covenants an conditions by them to be kept and performed and that this Lease is made upon the condition of such performance.

                                       1.

                                     Purpose

     The Premises are to be used for the Purpose set forth in the Lease Schedule and for no other purpose without the prior written consent of the Landlord.

                                       2.

                                      Term

     The Lease Term shall be as set forth in the Lease Schedule except as otherwise expressly provided in this Lease.

                                       3.

                                   Possession

     Tenant acknowledges that it accepts the Premises in its "as is" condition, it being understood that Landlord will complete the installation of a men's and women's handicapped bathroom within ninety (90) days of the Commencement Date.

                                       4.

                        Definitions As Used in This Lease

     A. The term "Commencement Date" is the date of the beginning of the Lease as set forth in the Lease Schedule.

     B. The term "Tenant's Share" shall mean that amount set forth as such in the Lease Schedule being the ratio which the rentable area of the Premises bears to the Property. The Tenant's Share allocated to the Premises as it relates to the Property as a whole, is not meant, nor shall it be construed, as a representation by Landlord as to the rentable or useable square footage of the Premises. The parties recognize that this ratio as well as the area measurements are reasonable approximations that may not be exactly precise, but both Landlord and Tenant accept such ratio and measurements as final and binding for all purposes of this Lease.

     C. The Term "Taxes" means any and all taxes of every kind and nature whatsoever which Landlord shall pay or become obligated to pay during a calendar year (regardless of whether such taxes were assessed or became a lien during, prior or subsequent to the calendar year of payment) because of or in connection with the ownership, leasing and operation of the Premises including without limitation, real estate taxes, personal property taxes, sewer rents, water rents, special assessments, transit taxes, legal fees and court costs charged for the protest or reduction of property taxes and/or assessments or an increase therein in connection with the Property, any tax or excise on rent or any other tax (however described) on account of rental received for use and occupancy of any or all of the Property, whether any such taxes are imposed by the United States, the state or other local governmental municipality, authority or agency or any political subdivision of any thereof in the Jurisdiction in which the Property is located. Taxes shall not include any net income, capital stock, estate or inheritance taxes.

     D. The term "Premises Operating Costs" means any and all expenses, costs and disbursements of every kind and nature, usual and customary property management fees, utilities, repairs, replacements, maintenance and decorating, wages, salaries, sales or use taxes on supplies or services, legal and accounting costs and expenses, janitorial expenses, structure, roof, exterminating, HVAC system maintenance, which Tenant shall pay during the term of the Lease or any other expense or charge whether or not hereinbefore mentioned which in accordance with generally accepted accounting or management principles respecting first class buildings in the Jurisdiction in which the Property is located would be considered as an expense of operating, maintaining or repairing the Premises.

     E. The term "Property Operating Costs" means any and all expenses, costs and disbursements of every kind and nature including but not limited to landscaping, snow removal, parking lot repairs and replacements, and other common area expenses for the Property which Tenant shall pay according to its Tenant's Share commencing with the second year thorough the duration of the Lease Term.

                                       5.

                                    Base Rent

     A. Except as otherwise provided herein, commencing with the second year through the duration of the Lease Term, Tenant shall pay as initial Base Rent to Landlord the Annual Base Rent as set forth in the Lease Schedule in equal monthly installments as set forth as the Monthly Base Rent in the Lease Schedule in advance on the first day of the first full calendar month and on the first day of each calendar month thereafter during the Term, and at the same rate for fractions of a month if the Term shall begin on any day except the first day or shall end on any day except the last day of a calendar month.

     B. Any rent (whether Base Rent or additional rent) or other amount due from Tenant to Landlord under this Lease not paid when due shall incur a late fee equal to the greater of: (a) One Hundred ($100.00) per day until received by Landlord; or (b) interest from the date due until the date paid at the annual rate of Four (4%) Percent above the prime rate as set forth as the Base Rate on Corporate Loans published by the Wall Street Journal from time to time, but the payment of such interest shall not excuse or cure any default by Tenant under this Lease. The covenants herein to pay rent (both Base Rent and additional rent) shall be independent of any other covenant set forth in this Lease.

     C. Base Rent and all of the rent provided herein shall be paid without deduction or off-set in lawful money of the United States of America to Landlord at the address for notice shown in the Lease Schedule.

                                       6.

                                 Additional Rent

                                      Taxes

     A. It is further agreed between the parties hereto that in addition to the rental provided for herein that Tenant will also pay commencing with the second year through the duration of the Lease Term, as additional rent, an amount equal to Tenant's Share of the Taxes.

                                 Operating Costs

     B. It is further agreed between the parties hereto that in addition to the rental provided for herein that Tenant will also pay during the term of this Lease all Premises Operating Costs, as same are incurred, as well as an amount equal to Tenant's Share of the Property Operating Costs to Landlord commencing with the second year through the duration of the Lease Term.

                                       7.

                             Rent Adjustment Payment

     A. Sixty (60) days prior to the commencement of the second year of the Lease Term, Landlord shall deliver to Tenant a written statement setting forth Landlord's good faith estimate of Tenant's Share of Taxes and Property Operating Costs ("Taxes and Property Operating Cost Statement") for the remainder of the calendar year in which the second year of the Lease Term commences. Thereafter, prior to January 1 of each subsequent calendar year, or from time to time during each subsequent calendar year, Landlord shall deliver an estimated Taxes and Property Operating Cost Statement pertaining to each such forthcoming calendar year. Commencing on the first full calendar month of the second year of the Lease Term and on the first day of each calendar month thereafter during the Lease Term, Tenant shall pay one-twelfth (1/12TH) of Tenant's Share of Taxes and Property Operating Costs as estimated by Landlord. On or before the first day of June of each calendar year after the second year of the Lease Term, Landlord shall furnish to Tenant a written statement showing in reasonable detail actual Property Operating Costs and Taxes for the preceding year for which such statement is furnished and showing the amount, if any, of rental adjustment due for such year.

     B. On the monthly rental payment date (the "adjustment date") next following Tenant's receipt of each such annual statement, Tenant shall pay to Landlord as additional rent an amount equal to the sum of the net aggregate rental adjustment shown on each such annual statement less the amount, if any, of the total estimated additional rent paid by Tenant during the preceding calendar year.

     C. In the event that any such settlement required above indicates that the total additional rent paid by Tenant during the preceding calendar year exceeds the aggregate rental payable by Tenant for such calendar year, Landlord shall apply such excess on any amounts of additional rent next falling due under this Lease as long as Tenant is not then in default of any of the terms and provisions of this Lease.

     D. The annual determination of Taxes and Property Operating Cost Statement shall be prepared in accordance with generally acceptable cash basis accounting principles. Tenant using either its own employee(s) or its certified public accountant shall have the right to inspect at reasonable times and in a reasonable manner, at the Landlord's office, such of the Landlord's books of account and records as pertain to or contain information concerning the items included in Property Operating Costs and Taxes for that year in order to verify the amounts thereof. Any and all information obtained through the Tenant's inspection with respect to financial matters (including, without limitation, costs, expenses, income) and any and all other matters pertaining to the Landlord and/or the Property as well as any compromise, settlement, or adjustment reached between Landlord and Tenant relative to the results of any such inspection shall be held in strict confidence by the Tenant and its officers, agents, and employees; and Tenant shall cause its certified public accountant and any of its officers, agents, and employees to be similarly bound. If Tenant shall dispute any item or items included in the Property Operating Costs or Taxes for such year, and such dispute is not resolved by the parties within ninety (90) days after such statement is delivered to Tenant, then either party may at its sole expense, within thirty (30) days thereafter, request that a firm of independent certified public accountants mutually selected by Landlord and Tenant ("Independent Review") render to the parties an opinion as to whether or not the disputed item or items should have been included in the Property Operating Costs and/or Taxes for such year, and the opinion of such firm on such matter shall be conclusive and binding upon both parties, provided however, it shall be a further condition of Tenant's right to conduct an Independent Review that the firm conducting the Independent Review shall not be retained upon the basis of all or a portion of its fees being contingent based upon the results of the Independent Review. Landlord and Tenant agree that the firm's opinion shall be confidential and shall not be disclosed to any other party whatsoever. In the event such Independent Review discloses that the amount due from Tenant was overstated in excess of five (5%) percent on an annualized basis, Landlord shall bear the reasonable cost of such Independent Review. In all other cases, Tenant shall bear the cost of such Independent Review. Tenant employee(s) or certified public accountants may examine the records of Landlord supporting the Taxes and Property Operating Cost Statement at Landlord's or the management agent's office during normal business hours within forty-five (45) days after the Taxes and Property Operating Statement is furnished. Unless Tenant takes written exception to any item within ninety (90) days after the furnishing of the Taxes and Property Operating Statement (which shall be noted on the item as "paid under protest"), such Statement shall be considered as final and accepted by Tenant. Tenant shall promptly tender payment for any undisputed items and shall tender payment for any disputed items within ten (10) days after the resolution of any such dispute.

     E. In no event shall any rent adjustment result in a decrease of the Base Rent as set forth in the Lease Schedule.

     F. In the event of the termination of this Lease by expiration of the stated term or for any other cause or reason whatsoever prior to the determination of rental adjustment as hereinabove set forth, Tenant's agreement to pay additional rental accrued up to the time of termination shall survive the expiration or termination of the Lease.

                                       8.

                                  Holding Over

     Should Tenant hold over after the termination of this Lease, by lapse of time or otherwise, Tenant shall become a tenant from month to month only upon each and all of the terms herein provided as may be applicable to such month to month tenancy and any such holding over shall not constitute an extension of this Lease; provided, however, during such holding over, Tenant shall pay Base Rent and additional rent (as heretofore adjusted, or as estimated by Landlord) at Two Hundred (200%) Percent of the rate payable for the month immediately preceding said holding over, and in addition, Tenant shall pay Landlord all damages, consequential as well as direct, sustained by reason of Tenant's holding over. Alternatively, at the election of Landlord expressed in a written notice to the Tenant and not otherwise, such retention of possession shall constitute a renewal of this Lease for one (1) year at double the rent paid in the last year hereof. The provisions of this paragraph do not exclude the Landlord's rights of re-entry or any other right hereunder. Any partial month of any holdover period shall require rent to be paid for the entirety of any such month.

                                       9.

                                Building Services

     A. Neither Landlord, nor any company, firm or individual, operating, maintaining, managing or supervising the plant or facilities furnishing the services included in Landlord's energy costs nor any of their respective agents, beneficiaries, or employees, shall be liable to Tenant, or any of Tenant's employees, agents, customers or invitees or anyone claiming through or under Tenant, for any damages, injuries, losses, expenses, claims or causes of action, because of any interruption or discontinuance at any time for any reason in the furnishing of any of such services, or any other service to be furnished by Landlord as set forth herein; nor shall any such interruption or discontinuance relieve Tenant from full performance of Tenant's obligations under this lease.

     B. Electricity shall not be furnished by Landlord, but except as otherwise hereinafter provided, shall be furnished by the approved electric utility company serving the area ("Electric Service Provider"). Landlord shall permit the Tenant to receive such service direct from such public utility company at Tenant's cost, and shall permit Landlord's wire and conduits, to the extent available, suitable and safely capable, to be used for such purposes. Tenant shall make all necessary arrangements with the local utility company for metering and paying for electric current furnished by it to Tenant and Tenant shall pay for all charges for electric current consumed on the Premises during Tenant's occupancy there. The electricity used during the performance of janitorial service, the making of alterations or repairs in the Premises, and for the operation of the Premises' air conditioning system at times other than as provided herein; or the operation of any special air conditioning systems which may be required for data processing equipment or for other special equipment or machinery installed by Tenant, shall be paid for by Tenant. Tenant shall make no alterations or additions to the electric equipment and/or appliances without the prior written consent of the Landlord in each instance, which consent shall not be unreasonably withheld. Tenant also agrees to purchase form the Landlord or its agent all lamps, bulbs after the initial installation thereof, ballasts and starters used in the Premises, provided however that the availability, quality, and cost of any such items shall be comparable to that available to Tenant from other suppliers. Tenant covenants and agrees that at all times its use of electric current shall never exceed the capacity of the feeders to the Building or the risers or wiring installed thereon. Tenant will not, without the written consent of Landlord, use any apparatus or device in the Premises to connect to electric current (except through existing electrical outlets in the Premises) or water pipes, any apparatus or device for the purpose of using electric current or water. If Tenant shall require water or electric current in excess of that which is respectively obtainable from existing water pipes or electrical outlets and normal for use of the Premises as general office space, Tenant shall first procure the consent of Landlord, which Landlord may not unreasonably refuse. If Landlord consents to such excess water or electric requirements, Tenant shall pay all costs including but not limited to meter service and installation of facilities necessary to furnishing such excess capacity.

     C. (1) Landlord has advised Tenant that presently Electric Service Provider is the utility company selected by Landlord to provide electricity service for the Building. Notwithstanding the foregoing, to the extent permitted by law, Landlord shall have the right at any time and from time to time during the Term to either contract for service form a different company or companies providing electricity service (each such company hereinafter described as an "Alternate Service Provider") or continued to contract for service from the Electric Service Provider.

          (2) Tenant shall cooperate with Landlord, the Electric Service Provider, and any Alternate Service Provider at all times, and as reasonably necessary, shall allow Landlord, Electric Service Provider and any alternate Service Provider reasonable access to the Building's electric lines, feeders, risers, writing, and any other machinery within the Premises.

                                       10.

                            Condition of the Premises

     A. By taking possession of the Premises, Tenant shall be deemed to have agreed that the Premises were as of the date of taking possession, in good order, repair and condition. No promises of the Landlord to alter, remodel, decorate, clean or improve the Premises and no representation or warranty expressed or implied, respecting the condition of the Premises has been made by the Landlord to Tenant, unless the same is contained herein or made a part hereof.

     B. Tenant shall, at its own expense, keep the Premises in good repair and tenantable condition, and shall promptly and adequately repair all damages to the Premises under the supervision and with the approval of Landlord and within a reasonable period of time as specified by Landlord, loss by ordinary wear and tear, fire and other casualty excepted. If Tenant does not do so promptly and adequately, Landlord may, but need not, make such repairs and Tenant shall pay Landlord immediately upon request by Landlord.

     C. The parties acknowledge that the Americans With Disabilities Act of 1990 (42 U.S.C. 12101 et seq.) and regulations and guidelines promulgated thereunder, as all of the same may be amended and supplemented from time to time (collectively referred to herein as the "ADA") establish requirements under Title III of the ADA ("Title III") pertaining to business operations, accessibility and barrier removal, and that such requirements may be unclear and may or may not apply to the Premises depending on, among other things: (1)
whether Tenant's business operations are deemed a "place of public accommodation" or a "commercial facility," (2) whether compliance with such requirements is "readily achievable" or "technically infeasible," and (3) whether a given alteration affects a "primary function area" or triggers so-called "path of travel" requirements. The parties acknowledge and agree that Tenant has been provided an opportunity to inspect the Premises sufficient to determine whether or not the Premises in their condition current as of the date hereof deviate in any manner from the ADA Accessibility Guidelines ("ADAAG") or any other requirements under the ADA pertaining to the accessibility of the Premises. Tenant further acknowledges and agrees that except as may otherwise be specifically provided herein, Tenant accepts the Premises in "as-is" condition and agrees that Landlord makes no representation or warranty as to whether the Premises conform to the requirements of the ADAAG or any other requirements under the ADA pertaining to the accessibility of the Premises. Tenant has prepared or reviewed the plans and specifications for the Tenant's Work and has independently determined that such plans and specifications are in conformance with the ADAAG and any other requirements of the ADA. Tenant further acknowledges and agrees that to the extent that Landlord prepared, reviewed or approved any off those plans and specifications, such action shall in no event be deemed any representation or warranty that the same comply with any requirements of the ADA. Notwithstanding anything to the contrary in this Lease, the parties hereby agree to allocate responsibility for Title III compliance as follows: (a) Tenant shall be responsible for all Title III compliance and costs in connection with the Premises, (including structural work, if any, and including any leasehold improvements or other work to be performed in the Premises under or in connection with this Lease, and (b) Landlord shall perform, and Tenant shall be responsible for the cost of, any so-called Title III "path of travel" requirements triggered by any construction activities or alterations in the Premises. Except as set forth above with respect to Landlord's Title III obligations, Tenant shall be solely responsible for all other requirements under the ADA relating to the Tenant or any affiliates or persons or entities related to the Tenant (collectively, "Affiliates"), operations of the Tenant or Affiliates, or the Premises, including, without limitation, requirements under Title I of the ADA pertaining to Tenant's employees.

                                       11.

                                 Uses Prohibited

     Tenant shall not use, or permit the Premises or any part thereof to be used, for any purpose or purposes other than as specified the Lease Schedule. No use shall be made or permitted to be made of the Premises, nor acts done, which will increase the existing rate of insurance upon the Property, or cause a cancellation of any insurance policy covering the Property, or any part thereof, nor shall Tenant sell, or permit to be kept, used or sold, in or about the Premises, any article which may be prohibited by Landlord's insurance policies. Tenant shall not commit or suffer to be committed, any waste upon the Premises, or any public or private nuisance or other act or thing which may disturb the quiet enjoyment of any other Tenant in the Property, nor, without limiting the generality of the foregoing, shall Tenant allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose. Tenant agrees at all times to cause the Premises to be operated in compliance with all federal, state, local or municipal laws, statutes, ordinances, and rules and regulations, including but not limited to those relating to zoning, environmental protection, health, and safety. Tenant further agrees to promptly cure any such violation at its own expense, and shall furthermore defend and indemnity Landlord, mortgagees, and officers, agents, and employees thereof respectively, for any and all liability, loss, costs (including attorneys' fees and expenses), damages, responsibilities or obligations incurred as a result of any violation of any of the foregoing. Tenant shall upon request of Landlord certify in writing that it is in compliance with applicable local, state and federal environmental rules, regulations, statutes and laws for the preceding year. At the request of the Landlord, Tenant shall submit to the Landlord, or shall make available for inspection and copying upon reasonable notice and at reasonable times, any or all of the documents and materials prepared by or for Tenant pursuant to any environmental law or regulation or submitted to any governmental regulatory agency in conjunction therewith. Landlord shall have reasonable access to the Premises to inspect the same to confirm that the Tenant is using the Premises in accordance with local, state and federal environmental rules, regulations, statutes and laws. Tenant shall, at the request of the Landlord and at the Tenant's expense, conduct such testing and analysis as is necessary to ascertain whether the Tenant is using the Premises in compliance with all local, state and federal environmental rules, regulations, statutes and laws, provided however, Landlord shall not request that Tenant conduct such tests unless Landlord has a reasonable suspicion that Tenant may be in violation of the foregoing rules, regulations, statues or laws. Said tests shall be conducted by qualified independent experts chosen by the Tenant and subject to Landlord's reasonable approval. Copies of reports of any such tests shall be provided to the Landlord. The provisions within this paragraph shall survive termination of this Lease and shall be binding upon and shall inure to the benefit of the parties hereto, their respective successors and assigns, and mortgagees thereof.

                                       12.

                               Compliance With Law

     Tenant shall not use the Premises or permit anything to be done in or about the Premises which in any way conflict with any law, statute, ordinance or governmental rule or regulation now in force or which may hereafter be enacted or promulgated. Tenant shall, at its sole cost and expense, promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirements now in force or which may hereafter be in force and with the requirements of any board of fire underwriters or other similar body now or hereafter constituted relating to or affecting the condition, use or occupancy of the Premises. The judgment of any court of competent Jurisdiction or the admission of Tenant in an action against Tenant whether Landlord be a party thereto or not, that Tenant has violated any law, statute, ordinance or governmental rule, regulation or requirement shall be conclusive of that fact as between Landlord and Tenant.

                                       13.

                             Alterations and Repairs

     A. Tenant shall keep the interior and exterior of the Premises in good condition and repair ordinary wear and tear and loss by fire and other casualty excepted, and shall not do any painting or decorating, or erect any partitions, make any alterations in or additions, changes or repairs to the Premises without the Landlord's prior written approval in each and every instance, such consent not to be unreasonably withheld. It shall not be unreasonable for Landlord to withhold approval of any alteration or addition which impacts structure or any building system, or which would otherwise result in requiring additional improvements to the Premises and/or the Property. In the event Landlord grants the requested approval, Tenant shall be responsible for the cost of any such alteration or additions, as well as the cost of any improvements to the Premises and/or Property required as the result thereof. Unless otherwise agreed by Landlord and Tenant in writing, all such work shall be performed either by or under the direction of Landlord, but at the cost of Tenant. During the term of this Lease, no work shall be performed by or under the direction of Tenant without the express written consent of Landlord. Unless otherwise provided by written agreement, all alterations, improvements, and changes shall remain upon and be surrendered with the Premises, excepting however that at Landlord's option, Tenant shall, at its expense, when surrendering the Premises, remove from the Premises all such alterations, improvements, and changes and further provided that Tenant shall, on the election of Landlord, remove any trade fixtures provided the Premises are restored to a condition reasonably satisfactory to Landlord. If Tenant does not remove said additions, decorations, fixtures, hardware, non-trade fixtures and improvements after request to do so by Landlord, Landlord may remove the same and Tenant shall pay the cost of such removal to Landlord upon demand. Except to the extent of Landlord's negligent or willful act or omission, Tenant hereby agrees to hold Landlord and its agents and employees harmless from any and all liabilities of every kind and description which may arise out of or be connected in any way with said alterations or additions. Any mechanic's lien filed against Premises, or the Property, for work claimed to have been furnished to Tenant shall be discharged of record by Tenant within ten (10) days thereafter, at Tenant's expense, provided however Tenant shall have the right to contest any such lien on the posting of reasonably sufficient security.

     B. Tenant shall, at the termination of this Lease, surrender the Premises to Landlord in as good condition and repair as reasonable and proper use thereof will permit, loss by ordinary wear and tear, fire or other casualty excepted.

                                       14.

                                   Abandonment

     During the term, if Tenant shall abandon, vacate or surrender (whether at the end of the stated term or otherwise) the Premises, or be dispossessed by process of law, or otherwise, any personal property belonging to Tenant and left on the Premises shall be deemed abandoned, at the option of the Landlord.

                                       15.

                            Assignment and Subletting

     A. Tenant shall not assign this Lease, or any interest therein and shall not sublet the Premises or any part thereof, or any right or privilege appurtenant thereto, or suffer any other person to occupy or use the Premises, or any portion thereof, without the written consent of Landlord first had and obtained, which consent shall not be unreasonably withheld or delayed. Notwithstanding the foregoing, Landlord's consent shall not be required for assignments or subleases to affiliates or subsidiaries of Tenant, so long as:
(I) the use of the Premises does not change; (ii) Landlord is given prior notice thereof; and (iii) Tenant is not relieved of any of its liabilities or responsibilities or any liabilities hereunder. Tenant agrees all advertising by tenant or on Tenant's behalf in any general circulation newspaper with respect to the leasing or subletting of the Premises or any part thereof or assignment of this Lease, must offer the space for lease at a rental not less than that for which comparable space in the Property is then being offered by Landlord for rent or not advertise the rental rate for such space.

     B. Except for assignments and subleases to affiliates or subsidiaries as provided in the immediately preceding paragraph, Tenant shall, by notice in writing, advise Landlord of its intention from on and after a stated date (which shall not be less than sixty (60) days after the date of Tenant's notice) to assign or to sublet any such part of all of the Premises for the balance or any part of the Term, and, in such event Landlord shall have the right, to be exercised by giving written notice to Tenant thirty (30) days after receipt of Tenant's notice, to recapture the space described in Tenant's notice and such recapture notice shall, if given, cancel and terminate this Lease with respect to the space therein described as of the date stated in Tenant's notice. Tenant's said notice shall state the name and address of the proposed subtenant or assignee, the proposed subtenant's or assignee's intended use of the Premises, and shall include the potential subtenant's or assignee's most current certified financial statement, and a true and complete copy of the proposed assignment or sublease or form of assignment shall be delivered to Landlord with said notice. If Tenant's notice shall cover all of the space hereby demised and if Landlord shall give the aforesaid recapture notice with respect thereto, the Term of this Lease shall expire and end on the date stated in Tenant's notice as fully and completely as if that date had been herein definitely fixed for the expiration of the Term. If, however, this Lease be canceled pursuant to the foregoing with respect to less than the entire Premises, the rental and the escalation percentages herein reserved shall be adjusted on the basis of the number of square feet retained by Tenant in proportion to the rent and escalation percentages reserved in this Lease, and this Lease as so amended shall continue thereafter in full force and effect. If Landlord, upon receiving Tenant's said notice with respect to any such space, shall not exercise its right to cancel as aforesaid, Landlord will not unreasonably withhold its consent to Tenant's assigning or subletting the space covered by its notice, provided; (I) at the time thereof Tenant is not in default under this Lease,
(ii) Landlord, in its sole discretion reasonably exercised, determines that the reputation, business, proposed use of the Premises and financial responsibility of the proposed sublessee or occupant, as the case may be, of the Premises are satisfactory to Landlord, (iii)any assignee or subtenant shall expressly assume all the obligations of this Lease on Tenant's part to be performed; (iv) such consent if given shall not release Tenant of any of its obligations (including, without limitation, its obligation to pay rent) under this Lease, (v) Tenant agrees specifically to pay over to Landlord, as additional rent, all sums received by Tenant under the terms and conditions to such assignment or sublease, which are in excess of the amounts otherwise required to be paid pursuant to the Lease; (vi) a consent to one assignment, subletting occupation or use shall be limited to such particular assignment, sublease or occupation and shall not be deemed to constitute Landlord's consent to an assignment or sublease to or occupation by another person. Any such assignment or subletting without such consent shall be void and shall, at the option of Landlord, constitute a default under this Lease. Tenant will pay all of Landlord's costs associated with any such assignment or subletting including but not limited to reasonable legal fees; and (vii) the person or entity to whom Tenant wishes to assign or sublet is not (nor, immediately prior to such assignment or sublease, was) a tenant or occupant in the Property; or any other building owned or operated by Landlord or any affiliate thereof, in the same complex as the Property.

                                       16.

                                      Signs

     Tenant shall not place or affix any exterior or interior signs visible from the outside of the Premises or on the Property without the prior written consent of the Landlord. For purposes of this Lease, "signs" shall include all signs, designs, monuments, logos, banners, projected images, pennants, decals, advertisements, pictures, notices, lettering, numerals, graphics, or decorations.

                                       17.

                     Damage  to  Property  -  Injury  to  Persons

     A. Tenant, as a material part of the consideration to be rendered to Landlord under this Lease, to the extent permitted by law, hereby waives all claims except claims caused by or resulting from the non-performance of the Landlord, willful or negligent act or omission of Landlord, its agents, servants or employees which Tenant or Tenant's successor or assigns may have against Landlord, its agents, servants, or employees for loss, theft or damage to the property and for injuries to persons in, upon or about the Premises or the Property from any cause whatsoever. Tenant will hold Landlord, its agents, servants, and employees exempt and harmless from and on account of any damage or injury to any person, or to the goods, wares, and merchandise of any person, arising from the uses of the Premises by Tenant or arising from the failure of Tenant to keep the Premises in good condition ads herein provided if non-performance by the Landlord or negligence of the Landlords, its agents, servants or employees does not contribute hereto. Neither Landlord nor its agents, servants, employees shall be liable to Tenant for any damage by or from any act or negligence of any co-tenant or other occupant of the Property, or by any owner or occupant of adjoining or contiguous property, provided however, that the provisions of this paragraph shall not apply to negligent or willful act or omission of Landlord or misconduct of any such individuals or entities. Tenant agrees to pay for all damage to the Property or the Premises, as well as all damage to tenants or occupants thereof caused by Tenant's misuse or neglect of the Premises, its apparatus or appurtenances or caused by any licensee, contractor, agent or employees of Tenant.

     B. Particularly, but not in limitation of the foregoing paragraph, all property belonging to Tenant or any occupant of the Premises that is in the Premises shall be there at the risk of Tenant or other person only, and Landlord or its agent, servants, or employees (except in case of non-performance by the Landlord or negligent or willful act or omission of Landlord or its agents, servants, employees) shall not be liable for damage to or theft of or misappropriation of such property; nor for any damage to property entrusted to Landlord, its agents, servants, or employees, if any; nor for the loss of or damage to any property by theft or otherwise, by any means whatsoever, nor for any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, snow, water or rain which may leak from any part of the Premises or from the pipes, appliances or plumbing works therein or from the roof, street or subsurface or from any other place or resulting from dampness or any other cause whatsoever; nor for interference with the light or other incorporeal hereditaments, nor for any latent defect in the Premises. Tenant shall give prompt notice to Landlord in case of fire or accidents in the Premises or of defects therein or in the fixtures or equipment.

     C. In case any action or proceeding be brought against Landlord by reason of any obligation on Tenant's part to be performed under the term of this Lease, or arising from any act or negligence of the Tenant, or of its agents or employees, Tenant, upon notice from Landlord shall defend the same at Tenant's expense by counsel reasonably satisfactory to Landlord.

     D. Tenant shall maintain in full force and effect during the term of this Lease (including any period prior to the beginning of the term during which Tenant has taken possession and including also any period of extension of the Term in which Tenant obtains possession), in responsible companies approved by Landlord (I) special causes of loss coverage insurance covering all Tenant's property in, on or about the Premises, with full waiver of subrogation rights against Landlord in an amount equal to the full replacement cost of such property, and (ii) commercial general liability insurance including products and completed operations insuring Tenant against all claims, demands or action for bodily injury and property damage with limits of not less than TWO MILLION ($2,000,000.00) DOLLARS or THREE MILLION ($3,000,000.00) DOLLARS each occurrence and in the aggregate. A separate limit of TWO MILLION ($2,000,000.00) DOLLARS or THREE MILLION ($3,000,000.00) DOLLARS each occurrence and in the aggregate shall be provided for products and completed operations or such other amounts as Landlord may reasonably require from time to time and (iii) rental insurance equal to one year's rent insurance naming Landlord as loss payee. All liability policies shall cover the entire demised premises. Landlord shall maintain in full force and effect during the term of this Lease special causes of loss coverage insurance for the full replacement cost of the Premises, the premium for which shall be included in the Property Operating Costs.

     E. All such policies shall name Landlord, any mortgagees of Landlord, and all other parties designated by Landlord as additional parties insured. All insurance policies shall indicate that at least thirty (30) days prior written notice shall be delivered to all additional parties insured by the insurer prior to modification, termination, or cancellation of such insurance and Tenant shall provide Certificates of Insurance, not less than ten (10) days prior to the Commencement Date, evidencing the aforesaid coverage to all insured parties. Failure of Tenant to provide the insurance coverage set forth in subparagraphs
(ii) and (iii) in the immediately preceding paragraph shall entitle Landlord to either (a) treat said failure as a default and/or (b) obtain such insurance and charge Tenant the premiums therefor plus interest thereon as additional rent. Tenant shall not violate or permit a violation of any of the conditions or terms of any such insurance policies and shall perform and satisfy all reasonable requirements of the insurance company issuing such policies. With respect to any insurance policy procured to comply with any financial assurance requirement imposed by any state or federal law or regulation, or to any other casualty, property, or environmental impairment insurance purchased by Tenant, such policy or policies shall name Landlord and any mortgagees of Landlord as additional parties insured.

                                       18.

                              Damage or Destruction

     In the event the Premises is damaged by fire or other insured casualty and the insurance proceeds have been made available therefor by the holder or holders of any mortgages or deeds of trust covering the Premises, the damage shall be repaired by and at the expense of Landlord to the extent of such insurance proceeds available therefor, provided such repairs can, in landlord's reasonable opinion, be made within two hundred seventy (270) days after the occurrence of such damage without the payment of overtime or other premiums. Until such repairs are completed, the rent shall continue to be paid by Tenant's rental insurance and shall otherwise be abated to the extent the Premises are rendered untenantable. If repairs cannot, in Landlord's reasonable opinion be made within two hundred seventy (270) days, Landlord shall notify Tenant within thirty (30) days the occurrence of such damage of its determination, in which event, or in the event such repairs are commenced but are not substantially completed within two hundred seventy (270) days of the date of such occurrence, either party may, by written notice to the other, cancel this Lease as of the date of the occurrence of such damage. Except as provided in this Section, there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business or property arising from any such fire or other casualty or from the making or not making of any repairs, alterations or improvements in or to any portion of the Premises or in or to fixtures, appurtenances and equipment therein. Tenant understands that Landlord will not carry insurance of any kind on Tenant's furniture or furnishings or on any fixtures or equipment removable by Tenant under the provisions of this Lease and that Landlord shall not be obliged to repair any damage thereto or replace the same. Landlord shall not be required to repair any injury or damage caused by fire or other cause, or to make any repairs or replacements to or of improvements installed in the Premises by or for Tenant.

                                       19.

                                Entry by Landlord

     Landlord and its agents shall have the right to enter the Premises at all reasonable times (upon reasonable notice except in cases of emergency) for the purpose of examining or inspecting the same, to supply janitorial services and any other service to be provided by Landlord to Tenant hereunder or any other tenants, to show the same to prospective purchasers or tenants of the Premises, and make such alterations, repairs, improvements, or additions, whether structural or otherwise, to the Premises as Landlord may deem necessary or desirable. Landlord may enter by means of a master key without liability to Tenant except for any failure to exercise due care for Tenant's property and without affecting this Lease. Landlord shall use reasonable efforts on any such entry not to unreasonably interrupt or interfere with Tenant's use and occupancy of the Premises.

                                       20.

                            Insolvency or Bankruptcy

     A. In the event that Tenant shall become a debtor under Chapter 7, 11 or 13 of the Bankruptcy Code ("Debtor") and the trustee ("Trustee") or Tenant shall elect to assume this Lease for the purpose of assigning the same or otherwise, such election and assignment may only be made if all of the terms and conditions of Sections 20.B and 20.D hereof are satisfied. The Tenant acknowledges that it is essential to the ability of the Landlord to continue servicing the mortgage on the Premises that a decision on whether to assume or reject this Lease be made promptly. Under these circumstances, Tenant agrees that should Tenant, as debtor-in-possession ("Debtor-in-Possession") or any Trustee appointed for Tenant, fail to elect to assume this Lease within sixty
(60) days after the filing of the petition under the Bankruptcy Code ("Tenant's Petition"), this Lease shall be deemed to have been rejected. Tenant further knowingly and voluntarily waives any right to seek additional time to affirm or reject the Lease and acknowledges that there is no cause to seek such extension. If Tenant, as Debtor-in-Possession, or the Trustee abandons the Premises, the same shall be deemed a rejection of the Lease. Landlord shall be entitled to at least thirty (30) days prior written notice from Tenant, as Debtor-in-Possession, or its Trustee of any intention to abandon the Premises. Landlord shall thereupon be immediately entitled to possession of the Premises without further obligation to Tenant or the Trustee, and this Lease shall be canceled, but Landlord's right to be compensated for damages in such liquidation proceeding shall survive.

     B. No election by the Trustee or Debtor-in-Possession to assume this Lease, whether under Chapter 7, 11 or 13, shall be effective unless each of the following conditions, which Landlord and Tenant acknowledge are commercially reasonable in the context of a bankruptcy proceeding of Tenant, have been satisfied, and Landlord has so acknowledged in writing:

(1)     The  Trustee  or  the  Debtor-in-Possession  has  cured, or has provided
Landlord  adequate  assurance  (as  defined  below)  that:

(a) Within ten (10) days from the date of such assumption the Trustee will cure all monetary defaults under this Lease; and

(b) Within thirty (30) days from the date of such assumption the Trustee will cure all non-monetary defaults under this Lease.

(2) The Trustee or the Debtor-in-Possession has compensated, or has provided to Landlord adequate assurance that within ten (10) days from the date of assumption Landlord will be compensated, for any pecuniary loss incurred by Landlord arising from the default of Tenant, the Trustee, or the Debtor-in-Possession as recited in Landlord's written statement of pecuniary loss sent to the Trustee or Debtor-in-Possession.

(3) The Trustee or the Debtor-in-Possession has provided Landlord with adequate assurance of the future performance (as defined below) of each of Tenant's the Trustee's or Debtor-in-Possession's obligations under this Lease, provided, however, that:

(a) The Trustee or Debtor-in-Possession shall also deposit with Landlord, as security for the timely payment of rent, an amount equal to three (3) months

Base Rent (as adjusted pursuant to Section 20.B(3)(c) below) and other monetary charges accruing under this Lease; and

(b) If not otherwise required by the terms of this Lease, the Trustee or Debtor-in-Possession shall also pay in advance one-twelfth (1/12TH) of Tenant's annual obligations under this Lease for Property Operating Costs, Taxes, insurance and similar charges.

(c) From and after the date of the assumption of this Lease, the Trustee or Debtor-in-Possession shall pay as minimum rent an amount equal to the sum of the minimum rent otherwise payable hereunder, within the five (5) year period prior to the date of Tenant's Petition, which amount shall be payable in advance in equal monthly installments.

(d) The obligations imposed upon the Trustee or Debtor-in-Possession shall continue with respect to Tenant or any assignee of this Lease after the completion of bankruptcy proceedings.

(4) The assumption of the Lease will not breach any provision in any other lease, mortgage, financing agreement or other agreement by which Landlord is bound relating to the Property.

(5) The Tenant as Debtor-in-Possession or its Trustee shall provide the Landlord at least forty-five (45) days' prior written notice of any proceeding concerning the assumption of this Lease.

(6) For purposes of this Section 20.B, Landlord and Tenant acknowledge that, in the context of a bankruptcy proceeding of Tenant, at a minimum "adequate assurance" shall mean:

(1) The Trustee or the Debtor-in-Possession has and will continue to have sufficient unencumbered assets after the payment of all secured obligations and administrative expenses to assure Landlord that the Trustee or Debtor-in-Possession will have sufficient funds to fulfill the obligations of Tenant under this Lease.

(2) The Bankruptcy Court shall have entered an order segregating sufficient cash payable to Landlord, and/or the Trustee or Debtor-in-Possession shall have granted a valid and perfected first lien and security interest and/or mortgage in property of Tenant, the Trustee or Debtor-in-Possession, acceptable as to value and kind to Landlord, to secure to Landlord the obligation of the Trustee or Debtor-in-Possession, to cure the monetary and/or non-monetary defaults under this Lease within the time periods set forth above.

     C. In the event that this Lease is assumed by a Trustee appointed for Tenant or by Tenant as Debtor-in-Possession, under the provisions of Section 20.B hereof, and thereafter Tenant is liquidated or files a subsequent Tenant's Petition for reorganization or adjustment of debts under Chapter 11 or 13 of the Bankruptcy Code, then, and in either of such events, Landlord may, at its option, terminate this Lease and all rights of Tenant hereunder, by giving Tenant written notice of its election to so terminate, within thirty (30) days after the occurrence of either of such events.

     D. If the Trustee or Debtor-in-Possession has assumed this Lease pursuant to the terms and provisions of 20.A and 20.B hereof, for the purpose of assigning (or elects to assign) Tenant's interest under this Lease or the estate created thereby, to any other person, such interest or estate may be so assigned only if Landlord shall acknowledge in writing that the intended assignee has provided adequate assurance as defined in this Section 20.D of future performance of all of the terms, covenants and conditions of this Lease to be performed by Tenant.

          For the purposes of this Section 20.D, Landlord and Tenant acknowledge that, in the contest of a bankruptcy proceeding of Tenant, at a minimum "adequate assurance of future performance" shall mean that each of the following conditions have been satisfied, and Landlord has so acknowledged in writing:

(a) The assignee has submitted a current financial statement audited by a certified public accountant which shows a net worth and working capital in amounts determined to be sufficient by Landlord to assure the future performance by such assignee of Tenant's obligations under this Lease;

(b) The assignee, if requested by Landlord, shall have obtained guarantees in form and substance satisfactory to Landlord from one or more persons who satisfy Landlord's standards of creditworthiness; and

(c) The Landlord has obtained all consents or waivers from any third party required under any lease, mortgage, financing arrangement or other agreement by which Landlord is bound to permit Landlord to consent to such assignment.

     E. When, pursuant to the Bankruptcy Code, the Trustee or Debtor-in-Possession shall be obligated to pay reasonable use and occupancy charges for the use of the Premises or any portion thereof, such charges shall not be less than the minimum rent as defined in this Lease and other monetary obligations of Tenant for the payment of Operating Costs, Taxes, insurance and similar charges.

     F. Neither Tenant's interest in this Lease, nor any lesser interest of Tenant herein, nor any estate of Tenant hereby created, shall pass to any trustee, receiver, assignee for the benefit of creditors, or any other person or entity, or otherwise by operation of law, unless Landlord shall consent to such transfer in writing. No acceptance by Landlord of rent or any other payments from any such trustee, receiver, assignee, person or other entity shall be deemed to have waived, nor shall it waive the need to obtain Landlord's consent, or Landlord's right to terminate this Lease for any transfer of Tenant's interest under this Lease without such consent.

     G. In the event the estate of Tenant created hereby shall be taken in execution or by the process of law, or if Tenant or any guarantor of Tenant's obligations shall be adjudicated insolvent pursuant to the provisions of any present or future insolvency law under state law, or if any proceedings are filed by or against such guarantor under the Bankruptcy Code, or any similar provisions of any future federal bankruptcy law, or if a custodian receiver or Trustee of the property of Tenant or such guarantor shall be appointed under state law by reason of Tenant's or such guarantor's insolvency or inability to pay its debts as they become due or otherwise, or if any assignment shall be made of Tenant's or such guarantor's property for the benefit of creditors under state law; then and in any such event Landlord may, at its option, terminate this Lease and all rights of Tenant hereunder by giving Tenant written notice of the election to so terminate within thirty (30) days after the occurrence of such event.

                                       21.

                                     Default

     A.     If  any  of  the  following  events  of default shall occur, to wit:

(i) Tenant defaults for more than five (5) days after notice of default after the due date therefor in the payment of rent (whether Base Rent or additional rent) or any other sum required to be paid hereunder, or any part thereof, or

(ii) Tenant defaults in the prompt and full performance of any other (i.e. other than payment of rent or any other sum) covenant, agreement or condition of this Lease and such default shall continue for a period of twenty (20) days after written notice thereof from Landlord to Tenant (unless such other default involves a hazardous condition, in which event it shall be cured forthwith), provided however in the event such default cannot be cured within a period of twenty (20) days and Tenant is diligently attempting to cure such default, the time period to cure same shall be reasonably extended but in no event for a period of more than ninety (90) days, or

(iii) The leasehold interest of Tenant be levied upon under execution or be attached by process of law, or if Tenant abandons the Premises, or
(iv) Bankruptcy or insolvency of Tenant, then in any such event, Landlord, besides other rights or remedies, it may have, shall have the immediate right of re-entry and may remove all persons and property from the Premises; such Property may be removed and stored in any other place in the Building in which the Premises are situated, or in any other place, for the account of and at the expense and at the risk of Tenant.

     B. Tenant hereby waives all claims for damages which may be caused by the re-entry of Landlord and taking possession of the Premises or removing or storing the furniture and property as herein provided, and will save Landlord harmless from any loss, costs, or damages occasioned Landlord thereby, and no such re-entry shall be considered or construed to be a forcible entry.

     C. Should Landlord elect to re-enter, as herein provided, or should it take possession pursuant to legal proceedings or pursuant to any notice provided for by law; it may either terminate this Lease or it may from time to time, without terminating this Lease, re-let the Premises or any part thereof for such terms and at such rental or rentals and upon such other terms and conditions as Landlord in its sole discretion may deem advisable, with the right to make alterations and repairs to the Premises.

     D. Landlord may elect to apply rentals received by it(I) to the payment of any indebtedness, other than rent, due hereunder from Tenant to Landlord;
(ii) to the payment of any cost of such re-letting including but not limited to any broker's commissions or fees in connection therewith; (iii) to the payment of the cost of any alterations and repairs to the Premises; (iv) to the payment of rent due and unpaid hereunder, and the residue, if any, shall be held by Landlord and applied in payment of future rent as the same may become due and payable hereunder. Should such rentals received from such re-letting after application by Landlord to the payments described in foregoing clauses (I) through (iv) during any month be less than that agreed to be paid during that month by Tenant hereunder, then Tenant shall pay such deficiency to Landlord. Such deficiency shall be calculated and paid monthly on demand by Landlord.

     E. In lieu of electing to receive and apply rentals as provided in the immediately preceding paragraph, Landlord may elect to receive from Tenant as and for Landlord's liquidated damages for Tenant's default, an amount equal to the present value of the entire amount of Base Rent provided for in this Lease for the remainder of the Term, which amount shall be forthwith due and payable by Tenant upon its being advised of such election by Landlord.

     F. No such re-entry or taking possession of the Premises by Landlord shall be construed as an election on its part to terminate this Lease unless a written notice of same is given to Tenant or unless the termination thereof by decreed by a court of competent Jurisdiction. Notwithstanding any such re-letting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous breach.

     G. Nothing herein contained shall limit or prejudice the right of Landlord to provide for and obtain as damages by reason of any such termination of this Lease or of possession an amount equal to the maximum allowed by any statute or rule of law in effect at the time when such termination takes place, whether or not such amount be greater, equal to or less than the amounts of damages which Landlord may elect to receive as set forth above. Notwithstanding anything to the contrary herein contained or any other rights exercised by Landlord hereunder, upon the occurrence of an event of a monetary or material default by Tenant under the terms of this Lease, rent which otherwise would be due or would have been due except for any abatement provided for in this Lease shall be immediately due and payable.

                                       22.

                              Non Real Estate Taxes

     During the term hereof, Tenant shall pay prior to delinquency all taxes assessed against and levied upon fixtures, furnishings, equipment and all other personal property of Tenant contained in the Premises, and Tenant shall cause said fixtures, furnishing, equipment and other personal property to be assessed and billed separately from the real property of Landlord. In the event any or all of the Tenant's fixtures, furnishings, equipment and other personal property shall be assessed and taxed with the Landlord's real property, the Tenant shall pay to Landlord its share of such taxes within ten (10) days after delivery to Tenant by Landlord of a statement in writing setting forth the amount of such taxes applicable to the Tenant's property.

                                       23.

                                Personal Property

     Tenant hereby conveys to the Landlord all the personal property situated on the Premises as security for the payment of all rentals due or to become due hereunder. Said property shall not be removed therefrom without the consent of the Landlord, until all rent due or to become due hereunder shall have first been paid and discharged. It is intended by the parties hereto that this Lease constitutes a security agreement creating a security interest in and to such property, and Landlord, upon default of Tenant in the payment of rent, shall have all the rights of a secured party as provided in the Uniform Commercial Code, as from time to time in effect. Tenant further agrees to execute any financing statements required to perfect Landlord's interest in such property.

                                       24.

                                 Eminent Domain

     If the Premises, or a substantial part thereof or a substantial part of the Property, shall be lawfully taken or condemned or conveyed in lieu thereof, (or conveyed under threat of such taking or condemnation), for any public or quasi-public use or purpose, the term of this Lease shall end upon and not before the date of the taking of possession by the condemning authority and without apportionment of the award. Tenant hereby assigns to Landlord Tenant's interest, if any, in such award and specifically agrees that any such award shall be the entire property of Landlord in which Tenant shall not be entitled to share. Tenant further waives any right to challenge the right of the condemning authority to proceed with such taking. Current rent shall be apportioned as of the date of such termination. If any part of the Property other than the Premises or not constituting a substantial part of the Premises, shall be so taken or condemned (or conveyed under threat of such taking or condemnation), or if the grade of any street adjacent to the Premises is changed by any competent authority and such taking or change of grade makes it necessary or desirable to substantially remodel or restore the Premises, Landlord shall have the right to cancel this Lease upon not less than ninety (90) days notice prior to the date of cancellation designated in the notice. No money or other consideration shall be payable by Landlord to Tenant for the right of cancellation, and Tenant shall have no right to share in any condemnation award or in any judgment for damages or in any proceeds of any sale made under any threat of condemnation or taking. Tenant shall have the right to separately pursue its own award for relocation expenses in the event of such condemnation proceedings.

                                       25.

                                  Subordination

     A. Landlord has heretofore and may hereafter from time to time execute and deliver mortgages or trust deeds in the nature of a mortgage, both referred to herein as "Mortgages" against the Property, or any interest therein. If requested by the mortgagee or trustee under any Mortgage, Tenant will either (a) subordinate its interest in this Lease to said Mortgages, and to any and all advances made thereunder and to the interest thereon, and to all renewals, replacements, modifications and extensions thereof, or (b) make Tenant's interest in this Lease inferior thereto; and Tenant will promptly execute and deliver such agreement or agreements as may be reasonably required by such mortgage or trustee under any Mortgage, provided however that any such subordination shall provide that so long as Tenant is not in default hereunder, its tenancy shall not be disturbed. Failure by Tenant to execute same within ten (10) days after request by Landlord shall cause Tenant to pay a One Thousand ($1,000) Dollar non-compliance fee which will be deemed additional rent pursuant to the terms of the Lease.

     B.     It  is  further  agreed that (I) if any Mortgage shall be foreclosed
(a) the liability of the mortgagee or trustee thereunder or purchaser at such foreclosure sale or the liability of a subsequent owner designated as Landlord under this Lease shall exist only so long as such trustee, mortgagee, purchaser or owner is the owner of the Premises and such liability shall not continue or survive after further transfer of ownership; and (b) upon request of the mortgagee or trustee, Tenant will attorn, as Tenant under this Lease, to the purchaser at any foreclosure sale under any Mortgage, and Tenant will execute such instruments as may be necessary or appropriate to evidence such attornment; and (ii) this Lease may not be modified or amended so as to reduce the rent or shorten the term provided hereunder, or so as to adversely affect in any other respect to any material extent the rights of the Landlord, nor shall this Lease be canceled or surrendered without the prior written consent, in each instance of the mortgagee or trustee under any Mortgage. It is understood that Tenant'' tenancy shall not be disturbed so long as Tenant is not in default under this Lease.

     C. No mortgage and no person acquiring title to the premises by reason of foreclosure of any Mortgage or by conveyance in lieu of foreclosure shall have any obligation or liability to Tenant on account of any security deposit unless such mortgagee or title holder shall receive such security deposit in cash.

                                       26.

                                     Waiver

     The waiver of Landlord of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach of the same or any other term, covenant, or condition herein contained. The acceptance of rent hereunder shall not be construed to be a waiver of any breach by Tenant of any term, covenant or condition of this Lease. It is understood and agreed that the remedies herein given to Landlord shall be cumulative, and the exercise of any one remedy by Landlord shall not be to the exclusion of any other remedy. It is also agreed that after the service of notice or the commencement of a suit or judgment for possession of the Premises, Landlord may collect and receive any monies due, and the payment of said monies shall not waive or affect said notice, suit or judgment.

                                       27.

                              Inability to Perform

     This Lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall not be affected, impaired or excused, nor shall Landlord at any time be deemed to be in default hereunder because Landlord is unable to fulfill any of its obligations under this Lease or to supply or is delayed in supplying any service expressly or by implication to be supplied or is unable to make, or is delayed in making any Tenant improvement, repair, additions, alterations, or decorations or is unable to supply or is delayed in supplying and equipment or fixtures if Landlord is prevented or delayed from so doing by reason of strike or labor troubles or any outside cause whatsoever beyond the reasonable control of Landlord, including but not limited to riots and civil disturbances or energy shortages or governmental preemption in connection with a national emergency or by reason of any rule, order, or regulation of any department or subdivision thereof of any government agency or by reason of the conditions of supply and demand which have been or are affected by war or other emergency.

                                       28.

                                   Subrogation

     The parties hereto agree to use good faith efforts to have any and all fire, extended coverage or any and all material damage insurance which may be carried endorsed with a subrogation clause substantially as follows: "This insurance shall not be invalidated should the insured waive in writing prior to a loss any or all right of recovery against any party for loss occurring to the property described herein"; and each party hereto waives all claims for recovery from the other party for any loss or damage (whether or not such loss or damage is caused by negligence of the other party and notwithstanding any provision or provisions contained in this Lease to the contrary) to any of its property insured under valid and collectible insurance policies to the extent of any recovery collectible under such insurance, subject to the limitation that this waiver shall apply only when it is permitted by the applicable policy of insurance.

                                       29.

                                Sale by Landlord

     In the event of a sale or conveyance by Landlord of the Premises, the same shall operate to release Landlord from any future liability upon any of the covenants or conditions, expressed or implied, herein contained in favor of Tenant, and in such event Tenant agrees to look solely to the responsibility of the successor in interest of Landlord in and to this Lease. If any security deposit has been made by Tenant hereunder, Landlord shall transfer such security deposit to such successor in interest of Landlord and thereupon Landlord shall be released from any further obligations hereunder. This Lease shall not be affected by any such sale, and the Tenant agrees to attorn to the purchaser or assignee.

                                       30.

                          Rights of Landlord to Perform

     All covenants and agreements to be performed by Tenant under any of the terms of this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any abatement of rent. If Tenant shall fail to pay any sum of money, other than rent, required to be paid it hereunder, or shall fail to perform any other act on its part to be performed hereunder, and such failure shall continue for ten (10) days after notice thereof by Landlord, Landlord may, but shall not be obligated so to do, and without waiving or release Tenant from any obligations of Tenant, make any such payment or perform any such other act on Tenant's part to be made or performed as in this Lease provided. All sums so paid by Landlord and all necessary incidental costs together with interest thereon at the rate heretofore set forth with respect to late payments of rent, computed form the date of such payment by Landlord shall be payable to Landlord on demand and the Landlord shall have (in addition to any other right or remedy of Landlord) the same rights and remedies in the event of the non-payment thereof by Tenant as in the case of default by Tenant in the payment of rent.

                                       31.

                                 Attorneys' Fees

     In the event of any litigation between Tenant and Landlord to enforce any provision of this Lease, or any right of either party hereto, the unsuccessful party of such litigation, shall pay to the prevailing party all costs and expenses, including reasonable attorneys' fees, incurred therein. Moreover, if either party, without fault is made a party to any litigation instituted by or against the other party, the other party shall indemnify such party without fault against and save it harmless from all costs and expenses, including reasonable attorneys' fees incurred by it in connection therewith.

                                       32.

                              Estoppel Certificate

     Either party shall at any time and from time to time upon not less than ten
(10) days' prior written notice from the other execute, acknowledge and deliver to the requesting party a statement in writing certifying that this Lease is unmodified and in full force and effect (or if modified, stating the nature of the modification and certifying that this Lease, as so modified, is in full force and effect) and the dates to which the rental and other charges are paid and acknowledging that there are not, to such certifying party's knowledge, any uncured defaults on the part of the other party hereunder or specifying such defaults if any are claimed, as well as any other reasonable information requested by Landlord. In the case of a statement made by Tenant, it is expressly understood and agreed that any such statement may be relied upon by any prospective purchaser or encumbrances of all or any portion of the real property of which the Premises are a part. Tenant's failure to deliver such statement within such time shall be conclusive upon Tenant that this Lease is in full force and effect, without modification except as may be represented by Landlord, that there are no uncured defaults in Landlord's performance and that not more than two (2) months' rental has been paid in advance. Failure by Tenant to execute same within ten (10) days after request by Landlord shall cause Tenant to pay a One Thousand ($1,000) Dollar non-compliance fee which will be deemed additional rent pursuant to the terms of the Lease.

                                       33.

                                   Preparation

     Notwithstanding anything to the contrary herein contained, except as set forth in the Lease Schedule, it is understood that the Premises are being let on an "as is" basis with no promise to alter, remodel, decorate, clean, or improve the Premises and to representation or warranty expressed or implied, the condition of the Premises having been made. It is further understood that to the extent that any repairs, replacements or corrections are required to be made to the Premises of any kind whatsoever, to cause same to comply with any applicable law, rule or regulation, whether federal, state or local, that the cost thereof shall be fully the responsibility of Tenant.

                                       34.

                                     Notice

     Any notice from Landlord to Tenant or from Tenant to Landlord may be served personally, by mail, by overnight delivery, by affixing a copy on any door leading into the Premises or by facsimile transmission. If served by mail, notice shall be deemed served on the second day after mailing by registered or certified mail, addressed to Tenant at the Premises or to Landlord at the place from time to time established for the payment of rent and a copy thereof shall until further notice, be served personally or by registered or certified mail to Landlord at the address shown for service of notice in the Lease Schedule. In the event of a release or threatened release of pollutants or contaminants to the environment resulting from Tenant's activities at the site or in the event any claim, demand, action or notice is made against the Tenant regarding Tenant's failure or alleged failure to comply with any local, state and federal environmental rules, regulations, statutes and laws, the Tenant shall immediately notify the Landlord in writing and shall give to Landlord copies of any written claims, demands or actions, or notices so made.

                                        35.

                                 Rights Reserved

     Landlord reserves the following rights, exercisable without notice and without liability to Tenant for damage or injury to property, person or business and without effecting an eviction, constructive or actual or disturbance of Tenant's use of possession or giving rise to any claim for set-off or abatement of rent:

(a)     To  change  the  Premises'  name  or  street  address;

(b) To install, affix and maintain any and all signs on the interior or exterior of the Premises;

(c) To designate and approve, prior to installation, all types of window shades, blinds, drapes, awnings, window ventilators and other similar equipment, and to control all interior or exterior lighting of the Building;

(d) To retain at all times, and to use in appropriate instances, keys and/or keycards, to all doors within and into the Premises. No locks or bolts shall be altered, changed or added without the prior written consent of Landlord;

(e) To decorate or to make repairs, alterations, additions or improvements, whether structural or otherwise, in and about the Premises, or any part thereof, and for such purpose to enter upon the Premises;

(f) To enter the Premises at reasonable hours for reasonable purposes upon reasonable notice except in cases of emergency, including inspection and supplying any service to be provided to Tenant hereunder;

(g) To have and retain a paramount title to the Premises free and clear of any act of Tenant;

(h) To grant to anyone the exclusive right to conduct any business or render any services on the Property, which do not interfere with Tenant's use of the Premises;

(i) To approve the weight, size and location of safes and other heavy equipment and articles in and about the Premises. Movements of Tenant's property into or out of the Premises and within the Premises are entirely at the risk and responsibility of Tenant.

                                       36.

                               Real Estate Broker

     Tenant represents that Tenant has dealt directly with and only with the brokers set forth in the Lease Schedule as brokers in connection with this Lease and agrees to indemnify and hold Landlord harmless from all claims or demands of any other broker or brokers for any commission alleged to be due such broker or brokers in connection with its participating in the negotiation with Tenant of this Lease.

                                       37.

                            Miscellaneous Provisions

A.     Time   is   of   the    essence  of  this  Lease  and each and all of its
provisions.

B. Submission of this instrument for examination or signature by Tenant does not constitute a reservation or offer or option for lease, and it is not effective as a lease or otherwise so as to incur the lease inconvenience to Tenant. Tenant acknowledges and agrees with Landlord that, except as may be specifically set forth elsewhere in this Lease, neither Landlord, nor any employee of Landlord, nor other party claiming to act on Landlord's behalf, has made any representations, warranties, estimations, or promises of any kind or nature whatsoever relating to the physical condition of the Premises, or the Property, including by way of example only, the fitness of the Premises for Tenant's intended use or the actual dimensions of the Premises; and

C. The invalidity or unenforceability of any provision hereof shall not affect or impair any other provisions.

D. This Lease shall be governed by and construed pursuant to the laws of the Jurisdiction on which the property is located.

E. Should any mortgage require a modification of this Lease, which modifications will not bring about any increased cost or expense to Tenant or in any other way substantially change the rights and obligations of Tenant hereunder, then and in such event, Tenant agrees not to unreasonably withhold or delay its consent to such modification.

F. Tenant agrees to provide to Landlord, upon request, a current financial statement of Tenant certified by an authorized representative of Tenant to be true and correct, and further agrees to provide any other financial information reasonably requested by Landlord.

G. All legal proceedings for the enforcement of any rights or remedies, including distress for rent, forcible detainer, and any other legal or equitable proceedings, may be commenced and prosecuted to final judgment and execution by Landlord in its own name individually or in its name or by its agent. Tenant conclusively agrees that Landlord has full power and authority to execute this Lease and to make and perform the agreements herein contained and Tenant expressly stipulates that any rights or remedies available to Landlord either by the provision of this Lease or otherwise may be enforced by Landlord in its own name individually or in its name by agent or principal.

H. All of the covenants and conditions of this Lease shall survive termination of the Lease.

I. The marginal headings and titles to the paragraphs of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

J. Subject to complying with all of the provisions with respect to assignments and subleases, if Tenant is a corporation and if at any time during the Lease Term the person or persons who owns a majority of its voting shares at the time of the execution of this Lease cease to own a majority of such shares (except as a result of transfers by gift, bequest or inheritance) Tenant shall so notify Landlord and Landlord may terminate this Lease by notice to Tenant given within ninety (90) days thereafter. This Section shall not apply whenever Tenant is a corporation, the outstanding voting stock of which is listed on a recognized security exchange or if at least ninety (90%) percent of its voting stock is owned by another corporation, the voting stock of which is so listed.

K. Any and all Exhibits or Appendices attached hereto, if any, are expressly made a part of this Lease.

L. Upon termination of the Lease or upon Tenant's abandonment of the leasehold, the Tenant shall, at its sole expense, remove any equipment which may cause contamination of the property, and shall clean up any existing contamination in compliance with all applicable local, state and federal environmental rules, regulations, statutes and laws or in accordance with orders of any governmental regulatory authority.

M. This is a commercial lease and has been entered into by both parties in reliance upon the economic and legal bargains contained herein, and both parties agree and represent each to the other that they have had the opportunity to obtain counsel of their own choice to represent them in the negotiation and execution of this Lease, whether or not either or both have elected to avail themselves of such opportunity. This Lease shall be interpreted and construed in a fair and impartial manner without regard to such factors as the party which prepared the instrument, the relative bargaining powers of the parties or the domicile of any party.

N. WAIVER OF RIGHT TO TRIAL BY JURY. Landlord and Tenant hereby waive any right to a trial by jury in any action or proceeding based upon, or related to, the subject matter of this Lease. This waiver is knowingly, intentionally, and voluntarily made by each of parties hereto and each party acknowledges to the other that neither the other party nor any person acting on its respective behalf has made any representations to induce this waiver of trial by jury or in any way to modify or nullify its effect. The parties acknowledge that they have read and understand the meaning and ramifications of this waiver provision and have elected same of their own free will.

O. Landlord hereby covenants that so long as Tenant is not in default under the terms and provisions of this Lease, Tenant shall be entitled to quiet enjoyment of the Premises.

P. This Lease does not grant any rights to light or air over or about the real property of Landlord. Except to the extent specifically otherwise herein provided, Landlord specifically excepts and reserves to itself the use of any roofs, the exterior portions of the Premises, all rights to and the land and improvements below the improved floor level of the Premises, to the improvements and air rights above the Premises and to the improvements and air rights located outside the demising walls of the Premises and to such areas within the Premises required for installation of utility lines and other installations required to serve any occupants of the Building and to maintain and repair same, and no rights with respect thereto are conferred upon Tenant, unless otherwise specifically provided herein.

Q. Tenant shall be entitled to non-exclusive use of all parking located on the Property, except those areas reserved by Landlord for exclusive use of the other tenants thereof.

                                       38.

                                    Authority

     Tenant represents and warrants that this Lease has been duly authorized, executed and delivered by and on behalf of the Tenant and constitutes the valid and binding agreement of the Tenant in accordance with the terms hereof.

                                       39.

                             Successors  and  Assigns

     The covenants and conditions herein contained shall apply to and bind the respective heirs, successors, Executors, administrators, and assigns of the parties hereto. The terms "Landlord" and "Tenant" shall include the successors and assigns of either such party, whether immediate or remote.

     IN WITNESS WHEREOF, the Landlord and Tenant have executed this Lease the day and year first above written.

Landlord:

ROLLING  MEADOWS  ASSOCIATES,  L.L.C.,
an  Illinois  liability  company,

BY:  McAndrew,  Phillips  &  Company,  Manager

BY:         /s/  Richard  M.  Perlman
     Richard  M.  Perlman,  President

Tenant:

SUNCOM  TELECOMMUNICATIONS,  INC.,
a company incorporated under the federal laws of Canada, whose name is to be changed to VirtualSellers.com., Inc., a company incorporated under the federal laws of Canada

BY:                /s/  Dennis  W.  Sinclair
                        Dennis  W.  Sinclair,
     President  and  Chief Executive  Officer